SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 14, 2005

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01 Changes In Registrant’s Certifying Accountant.

On April 8, 2005, the Audit Committee of the Board of Directors of Phoenix Footwear Group, Inc. (the “Company”) appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm (“Auditors”) for the fiscal year ending December 31, 2005. Also on April 8, 2005 the Company notified Deloitte & Touche LLP (“Deloitte & Touche”) of its dismissal as the Company’s auditors. Deloitte & Touche has completed its engagement as the Company’s auditors for the 2004 fiscal year.

Deloitte & Touche’s reports on the Company’s consolidated financial statements for the fiscal years ended January 1, 2005 and December 27, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report on the Company’s consolidated financial statements for the fiscal year ended December 27, 2003 made reference to the Company’s adoption of Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended January 1, 2005 and December 27, 2003 and through the date hereof, there were no disagreements between the Company and Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report. During the two most recent fiscal years and through the date hereof, there have been no “reportable events” (as defined in Regulation S-K, Item 304 (a)(1)(v)).

During the Company’s two most recent fiscal years and through the date hereof, the Company did not consult with Grant Thornton regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or any disagreement between the Company and Deloitte & Touche or any reportable event.

The Company has requested that Deloitte & Touche furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter from Deloitte & Touche, LLP to Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.
Date: April 14, 2005	By:	/s/ Kenneth E. Wolf
		Name:	Kenneth E. Wolf
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Deloitte & Touche, LLP to Securities and Exchange Commission.